United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2025
RCI HOSPITALITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10737 Cutten Road
Houston, Texas 77066
(Address of Principal Executive Offices, Including Zip Code)
(281) 397-6730
(Issuer’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
Based on information provided by Marcum LLP, the independent registered public accounting firm of RCI Hospitality Holdings, Inc. (the “Company”), effective November 1, 2024, CBIZ CPAs P.C. acquired the attest business of Marcum LLP (“Marcum”). On January 22, 2025, the Audit Committee of the Company’s Board of Directors approved the dismissal of Marcum and the engagement of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm. The services previously provided by Marcum will now be provided by CBIZ CPAs P.C.
The reports of Marcum on the Company’s consolidated financial statements for the fiscal years ended September 30, 2024, and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2024, and 2023 and the interim period through January 22, 2025, the Company:
(i) had no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused them to make reference thereto in their report on the consolidated financial statements for such years; and
(ii) had the following “reportable events” (as such term is defined in Item 304 of Regulation S-K): As disclosed in Part II, Item 9A of the Company’s Form 10-Ks for the fiscal years ended September 30, 2024, and 2023, Marcum audited the Company’s internal control over financial reporting as of the fiscal year end for both those periods and identified certain material weaknesses, which material weaknesses were also identified in management’s assessment, and are as follows: (1) ineffective design and operation of controls over certain information technology general controls, including program change management, user access, and vendor management controls; (2) ineffective design and operation of controls, which include management review controls, over the accounting for business combinations; and (3) ineffective design and operation of controls, which include management review controls, over the Company’s assessments of potential impairment. The identification of the material weaknesses resulted in Marcum expressing an adverse opinion stating that we did not maintain, in all material respects, effective internal control over financial reporting as of September 30, 2024, and as of September 30, 2023.
The Company provided to Marcum a copy of the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Marcum’s letter to the Securities and Exchange Commission, dated January 24, 2025, stating that they agree with these statements.
During the Company’s two most recent fiscal years ended September 30, 2024, and 2023 and the interim period through January 22, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Marcum LLP to the Securities and Exchange Commission regarding the Company’s change in certifying accountant dated January 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI HOSPITALITY HOLDINGS, INC.

Date: January 24, 2025	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer
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